Quarterly Holdings Report
for

Fidelity® Latin America Fund

July 31, 2020

LAF-QTLY-0920
1.804841.116

Schedule of Investments July 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 77.5%
	Shares	Value
Brazil - 34.6%
Atacadao Distribuicao Comercio e Industria Ltda	2,963,382	$12,747,562
Azul SA sponsored ADR (a)(b)	670,607	7,738,805
Banco do Brasil SA	828,259	5,331,673
Companhia de Locacao das Americas	3,187,798	11,690,212
CVC Brasil Operadora e Agencia de Viagens SA	1,940,700	7,738,172
CVC Brasil Operadora e Agencia de Viagens SA rights(a)	305,524	948,805
Hapvida Participacoes e Investimentos SA (c)	894,329	11,167,647
Hypermarcas SA	1,930,810	13,369,153
Locaweb Servicos de Internet SA (c)	1,370,019	12,579,945
Lojas Renner SA	1,571,824	12,393,080
Qualicorp Consultoria E Corret	2,249,915	12,076,491
Rumo SA (a)	2,926,825	12,466,870
Suzano Papel e Celulose SA (a)	1,476,027	11,883,934

TOTAL BRAZIL		132,132,349

Cayman Islands - 2.1%
PagSeguro Digital Ltd. (a)	208,788	7,981,965
Luxembourg - 3.4%
Globant SA (a)	76,407	13,213,827
Mexico - 19.7%
Banco del Bajio SA (a)(c)	6,283,777	4,836,715
Credito Real S.A.B. de CV (a)	14,635,664	8,411,150
Genomma Lab Internacional SA de CV (a)	26,538,731	28,023,374
Grupo Aeroportuario Norte S.A.B. de CV (a)	1,721,972	7,096,026
Qualitas Controladora S.A.B. de CV	5,325,872	21,516,475
Unifin Financiera SAPI de CV (a)	6,595,815	5,328,814

TOTAL MEXICO		75,212,554

Panama - 2.7%
Intercorp Financial Services, Inc.	404,931	10,224,508
United States of America - 15.0%
Afya Ltd. (b)	1,159,442	30,319,408
First Cash Financial Services, Inc.	158,770	9,151,503
Vasta Platform Ltd. (a)(d)	932,625	17,719,875

TOTAL UNITED STATES OF AMERICA		57,190,786

TOTAL COMMON STOCKS
(Cost $293,904,213)		295,955,989

Nonconvertible Preferred Stocks - 22.1%
Brazil - 22.1%
Banco BMG SA (c)	11,175,912	10,819,096
Itausa-Investimentos Itau SA (PN)	12,113,528	24,777,170
Lojas Americanas SA (PN)	2,116,300	13,834,015
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	8,246,496	35,094,497
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $98,438,541)		84,524,778

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.14% (e)	1,872,581	1,873,143
Fidelity Securities Lending Cash Central Fund 0.13% (e)(f)	12,417,143	12,418,385
TOTAL MONEY MARKET FUNDS
(Cost $14,291,429)		14,291,528
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $406,634,183)		394,772,295
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(12,937,605)
NET ASSETS - 100%		$381,834,690

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $39,403,403 or 10.3% of net assets.

 (d) Affiliated company

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$11,626
Fidelity Securities Lending Cash Central Fund	28,711
Total	$40,337

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Vasta Platform Ltd.	$--	$17,719,875	$--	$--	$--	$--	$17,719,875
Total	$--	$17,719,875	$--	$--	$--	$--	$17,719,875

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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